Exhibit 10.3
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITITVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].

AMENDMENT NUMBER 36 TO
Special Business Provisions (SBP) BCA-MS-65530-0019 BETWEEN
THE BOEING COMPANY AND
SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT NUMBER 36 (“Amendment No. 36”) to Special Business Provisions BCA- MS-65530-0019 is made as of the last date executed below (the “Effective Date”) by and between Spirit AeroSystems, Inc., a Delaware corporation having its principal office in Wichita, Kansas (“Spirit”) and The Boeing Company, a Delaware corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Hereinafter, Spirit and Boeing may be referred to jointly as the “Parties”.

BACKGROUND

A.The Parties have entered into the General Terms Agreement, GTA BCA-65520-0032, dated June 16, 2005 as amended from time to time (the “GTA”) and the Special Business Provisions, BCA-MS-65530-0019, dated June 16, 2005 as amended from time to time (the "SBP") and now desire to again amend the SBP.

B.This Amendment No. 36 incorporates Industry Assist at Boeing Repair Station(s).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt, and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.The SBP is hereby amended by adding the SBP Table of Amendments Page 5, attached hereto as Exhibit 1.

2.The SBP is hereby amended by adding SBP Section 8.3.1 “Industry Assist at Boeing Repair Station(s)”, attached hereto as Exhibit 2.

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3.Entire Agreement. Except as otherwise indicated in this Amendment No. 36, all terms defined in the GTA or SBP shall have the same meanings when used in this Amendment No. 36. This Amendment No. 36 constitutes the complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment No. 36, and this Amendment No. 36 supersedes all previous agreements between the Parties relating to the subject matter of Amendment No. 36, whether written or oral. The GTA and SBP shall remain in full force and effect and are not modified, revoked, or superseded except as specifically stated in this Amendment No. 36.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment No. 36 as of the last date of execution set forth below.

The Boeing Company Spirit AeroSystems Inc.
Acting by and through its division
Boeing Commercial Airplanes
By: /s/ Helena Langowski             By: /s/ Ryan Grant
Name: Helena Langowski             Name: Ryan Grant
Title: Procurement Agent             Title: Sr. Contract Specialist I
Date: February 9, 2022             Date: February 9, 2022

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AMENDMENTS

Number	Description	Date	Approval
30	Annual Shipset Price Adjustment thru Line Number [*****] 1. Updated SBP Section 7.2.1 and SBP Attachments 1 and 2.	08/12/19	H. Langowski R. Grant
31	Configuration Control 1.Updated SBP Section 21 2.Added new Section 21.1 [*****]	09/25/19	H. Langowski E. Bosler
32	Supply Chain Integration 1.Updated SBP Section 12.8 2.Added new Section 12.8.8 [*****]	4/15/20	H. Langowski R. Grant
33	Payment Terms 1. Updated SBP Section 5.2.1	1/19/21	H. Langowski E. Bossler
34	Annual Shipset Price Adjustment thru Line Number [*****] 1. Updated SBP Attachments 1 and 2 Boeing Performed Rework and Repair 1. Updated SBP Attachment 16 Section A	6/30/21	H. Langowski R. Grant
35	Annual Shipset Price Adjustment thru Line Number [*****] 1. Updated SBP Attachments 1 and 2	12/22/21	H. Langowski R. Grant
36	Industry Assist at Boeing Repair Station(s) 1. Added SBP Section 8.3.1	2/09/22	H. Langowski R. Grant

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SBP BCA-MS-65530-0019, Amendment No. 36 Exhibit 2

8.3.1Industry Assist at Boeing Repair Station(s)

Boeing may request Spirit perform repair or rework on any Spirit responsible non-conformance after an aircraft has received its Airworthiness Certificate (“Ticketed”) but prior to title transfer and delivery to a customer. Such Spirit Services may be provided under the following conditions:

8.3.1.1The Ticketed aircraft must be on a Boeing site holding repair station certification; and

8.3.1.2Spirit will follow Boeing’s repair station processes, including any applicable training, as required in order to perform the work under Boeing’s repair station certificate during the course of any applicable repair or rework. Such repair station processes will be managed by Boeing

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